UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 26, 2016
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 23, 2016, Finjan Holdings, Inc. (the “Company”), and its wholly-owned subsidiary, Finjan, Inc. (“Finjan”), issued a press release announcing that on May 23, 2016, in Finjan's patent infringement suit (3:14-cv-01197-WHO) against Sophos, Inc. (“Sophos”), Judge William H. Orrick entered his Order on matters heard on May 11, 2016 [Document No. 205], concerning the parties’ motions to strike, summary judgment, and other issues for trial set for September 6, 2016.

The Court decided that 6 of 8 patents will proceed to trial, namely, U.S. Patent Nos. 8,141,154 (‘154); 8,677,494 (‘494); 8,566,580 (‘580); 6,804,780 (‘780); 6,154,844 (‘844); and 7,613,926 (‘926). U.S. Patent Nos. 7,757,289 (‘289) and 7,613,918 (‘918) were excluded.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 26, 2016, entitled “Finjan Provides Litigation Update in Sophos Case – Six of Finjan’s U.S. Patents Proceed Against Sophos for September Trial.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: May 26, 2016	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer